UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2021
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001699462
Wells Fargo Commercial Mortgage Trust 2017-RB1
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000312070
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001238163
Société Générale
(Exact name of sponsor as specified in its charter)

New York	333-206677-14	38-4021873 38-4021874 38-7170543
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 214-5600
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The Summit Birmingham Mortgage Loan, which constituted approximately 3.6% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of February 1, 2017, relating to the Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3 filed as Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed on March 30, 2017 (the “BACM 2017-BNK3 PSA”).  Pursuant to Section 7.01(d) of the BACM 2017-BNK3 PSA, Midland Loan Services, a Division of PNC Bank, National Association, a national banking association, was removed as special servicer of The Summit Birmingham Mortgage Loan and Rialto Capital Advisors, LLC (“RCA”), a Delaware limited liability company, was appointed as the successor special servicer of The Summit Birmingham Mortgage Loan under the BACM 2017-BNK3 PSA.

This Current Report on Form 8-K is being filed to record that, effective as of November 15, 2021 (the “Effective Date”), The Summit Birmingham Mortgage Loan will be specially serviced, if necessary, pursuant to the BACM 2017-BNK3 PSA, by RCA.

Capitalized terms used, but not defined, in this Current Report on Form 8‑K have the meanings set forth in the BACM 2017-BNK3 PSA.

Rialto Capital Advisors, LLC

RCA is being appointed as of the Effective Date as successor special servicer under the BACM 2017-BNK3 PSA. In such capacity, the special servicer will be responsible for the servicing and administration of the Specially Serviced Loans (other than with respect to the Platform Whole Loan and any Excluded Special Servicer Loan) and REO Properties pursuant to the BACM 2017-BNK3 PSA.

RCA maintains its principal servicing office at Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3550, Miami, Florida 33131.

RCA has been engaged in the special servicing of commercial mortgage loans for commercial real estate securitizations since approximately May 2012. RCA currently has a commercial mortgage-backed securities special servicer rating of “CSS2” by Fitch, a commercial loan special servicer ranking of “Above Average” by S&P and a commercial mortgage special servicer ranking of “MOR CS2” by DBRS Morningstar. RCA is also rated by Kroll Bond Rating Agency, LLC.

RCA is an affiliate of Rialto Capital Management, LLC, a Delaware limited liability company (“RCM”) and a Securities and Exchange Commission registered investment adviser. RCM is a vertically integrated commercial real estate investment and asset manager. Previously an indirect wholly-owned subsidiary of Lennar Corporation (“Lennar”) (NYSE: LEN and LEN.B), a national homebuilder, RCM and RCA were acquired on November 30, 2018 by investment funds managed by Stone Point Capital LLC (“Stone Point”) in partnership with RCM’s management team. Stone Point is a financial services and asset management focused private equity firm based in Greenwich, Connecticut.  As of June 30, 2021, RCM was the sponsor of, and certain of its affiliates were investors in, ten private equity fund structures (collectively, the “Funds”) and RCM also advised several other investment vehicles such as co-investments, joint ventures and separately managed accounts, having over $7.8 billion of regulatory assets under management in the aggregate. Of the ten Funds, seven are focused in whole or in part on investments in commercial mortgage-backed securities, with the remaining Funds focused on distressed and value add real estate related investments, mezzanine debt and/or credit investments.

As of June 30, 2021, RCM has underwritten and purchased, primarily for the Funds, over $8.9 billion in face value of subordinate commercial mortgage-backed securities certificates in approximately 142 securitizations totaling approximately $148 billion in overall transaction size. RCM (or an affiliate) has the right to appoint the special servicer in a majority of these transactions.

Rialto Management Group, LLC, together with its subsidiaries RCA and RCM (excluding Stone Point), had 258 employees as of June 30, 2021 and is headquartered in Miami with offices located in New York City and Atlanta and additional offices across the United States and in Europe.

RCA has detailed operating policies and procedures which are reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act. RCA has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of Certificateholders and the Holders of the RR Interest. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by RCA for any particular property depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

RCA is subject to an annual external audit. As part of such external audit, auditors perform test work and review internal controls throughout the year. While RCA was a part of Lennar, RCA was determined to be Sarbanes-Oxley compliant.

RCA maintains a web-based asset management system that contains performance information at the portfolio, loan and property levels on the various loan and REO properties that it services. Additionally, RCA has a formal, documented disaster recovery and business continuity plan.

As of June 30, 2021, RCA and its affiliates were actively special servicing approximately 557 portfolio loans (and REO properties) with an unpaid principal balance of approximately $10.80 billion (see footnote 2 to the chart below).

As of June 30, 2021, RCA is also performing special servicing for approximately 133 commercial real estate securitizations.  With respect to such securitization transactions, RCA is administering approximately 8,449 assets with an unpaid principal balance at securitization of approximately $136.8 billion.  The asset pools specially serviced by RCA include residential, multifamily/condo, office, retail, hotel, healthcare, industrial, manufactured housing and other income-producing properties as well as residential and commercial land.

The following table sets forth information about RCA’s portfolio of specially serviced commercial and multifamily mortgage loans and REO properties in commercial mortgage-backed securitization transactions as of the dates indicated:

CMBS Pools	As of 12/31/2018	As of 12/31/2019	As of 12/31/2020	As of 6/30/2021
Number of CMBS Pools Named Special Servicer................................	105	120	129	133
Approximate Aggregate Unpaid Principal Balance(1)........................	$110.9 billion	$125.0 billion	$133.3 billion	$136.8 billion
Approximate Number of Specially Serviced Loans or REO Properties(2).......................................	136	179	617	557
Approximate Aggregate Unpaid Principal Balance of Specially Serviced Loans or REO Properties(2).......................................	$2.02 billion	$2.55 billion	$11.67 billion	$10.80 billion

(1)   Includes all commercial and multifamily mortgage loans and related REO properties in RCA’s portfolio for which RCA is the named special servicer, regardless of whether such mortgage loans and related REO properties are, as of the specified date, specially serviced by RCA.

(2)   Includes only those commercial and multifamily mortgage loans and related REO properties in RCA’s portfolio for which RCA is the named special servicer that are, as of the specified date, specially serviced by RCA. Does not include any resolutions during the specified year.

In its capacity as the special servicer, RCA will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. RCA may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular underlying mortgage loans or otherwise. To the extent that RCA has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Servicing Standard.

RCA does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances RCA may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

There are, to the actual current knowledge of RCA, no special or unique factors of a material nature involved in special servicing the particular types of assets included in this securitization transaction, as compared to the types of assets specially serviced by RCA in other commercial mortgage-backed securitization pools generally, for which RCA has developed processes and procedures which materially differ from the processes and procedures employed by RCA in connection with its special servicing of commercial mortgage-backed securitization pools generally. There have not been, during the past three years, any material changes to the policies or procedures of RCA in the servicing function it will perform under the BACM 2017-BNK3 PSA for assets of the same type included in this securitization transaction.

No securitization transaction in which RCA was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of RCA as special servicer, including as a result of a failure by RCA to comply with the applicable servicing criteria in connection with any securitization transaction. RCA has not been terminated as special servicer in any securitization, either due to a servicing default or the application of a servicing performance test or trigger. RCA has made all advances required to be made by it under the servicing agreements related to the securitization transactions in which RCA is acting as special servicer. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by RCA in connection with any securitization in which RCA was acting as special servicer.

RCA does not believe that its financial condition will have any adverse effect on the performance of its duties under the BACM 2017-BNK3 PSA and, accordingly, RCA believes that its financial condition will not have any material impact on the mortgage pool performance or the performance of the certificates.

From time to time RCA is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. RCA does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the BACM 2017-BNK3 PSA. There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against RCA or of which any of its property is the subject, that are material to the Certificateholders.

RCA occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction with the exception of some outsourced base servicing functions.

In the commercial mortgage-backed securitizations in which RCA acts as special servicer, RCA may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, RCA’s appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace RCA as the special servicer.

Prior to RCA becoming the special servicer of The Summit Birmingham Whole Loan under the  BACM 2017-BNK3 PSA, which Whole Loan comprises 3.6% of the loans as of the cut-off date in the WFCMT 2017-RB1 securitization, RCA was (and continues to be) the special servicer of (i) the KOMO Plaza Whole Loan, the 1166 Avenue of the Americas Whole Loan, the Anaheim Marriott Suites Whole Loan and the Merrill Lynch Drive Whole Loan, each pursuant to that certain Pooling and Servicing Agreement, dated as of February 1, 2017, entered into between Barclays Commercial Mortgage Securities LLC, as Depositor, Wells Fargo Bank, National Association, as Master Servicer, Rialto Capital Advisors, LLC,  as Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator, Wilmington Trust, National Association, as Trustee, and Park Bridge Lender Services LLC, as Operating Advisor and Asset Representations Reviewer, in connection with the BBCMS 2017-C1 securitization and (ii) the 340 Bryant Whole Loan, pursuant to that certain Pooling and Servicing Agreement, dated as of June 1, 2017, entered into between CCRE Commercial Mortgage Securities, L.P., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, Rialto Capital Advisors, LLC,  as Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator, Paying Agent and Custodian, Park Bridge Lender Services LLC, as Operating Advisor, and Park Bridge Lender Services LLC, as Asset Representations Reviewer, in connection with the CFCRE 2017-C8 securitization. As a result, RCA is now specially servicing 22.5% of the loans as of the cut-off date in the WFCMT 2017-RB1 securitization.

Neither RCA nor any of its affiliates presently own any Certificates issued by the issuing entity or any other economic interest in the WFCMT 2017-RB1 securitization; provided that, in the future, RCA and/or its affiliates may purchase Certificates in this securitization and may dispose of them at any time.

A description of additional material terms regarding the role of RCA as the special servicer of each of the Whole Loans identified above, including limitations on the special servicer's liability under each applicable pooling and servicing agreement for the securitizations referenced above where each applicable Whole Loan is specially serviced, and terms and provisions regarding the special servicer's removal, replacement, resignation or transfer, are contained in each applicable prospectus for the securitizations identified above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony Sfarra
Anthony Sfarra, President

Date:  November 15, 2021